Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 8 TO CREDIT AGREEMENT

This AMENDMENT NO. 8 TO CREDIT AGREEMENT, dated as of August 8, 2007 (this “Amendment”), among JARDEN CORPORATION, a Delaware corporation (the “Borrower”), LEHMAN COMMERCIAL PAPER INC. (“LCPI”), as Administrative Agent (as defined below), CITICORP USA, INC., as Syndication Agent (as defined below), and each Incremental Lender identified on the signature pages hereto, amends certain provisions of the CREDIT AGREEMENT, dated as of January 24, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders and the L/C Issuers (each as defined therein) party thereto from time to time, LCPI, as administrative agent for the Lenders and the L/C Issuers (in such capacity, and as agent for the Secured Parties under the Collateral Documents, together with its successors in such capacity, the “Administrative Agent”), CITICORP USA, INC., as syndication agent for the Lenders and the L/C Issuers (in such capacity, together with its successors in such capacity, the “Syndication Agent”), and BANK OF AMERICA, N.A., NATIONAL CITY BANK OF INDIANA and SUNTRUST BANK, as co-documentation agents for the Lenders and L/C Issuers. Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to Section 2.01(b) (Facilities Increase) of the Credit Agreement, the Borrower has delivered a Facilities Increase Notice (the “Third Facilities Increase Notice”) to the Agents requesting a Facilities Increase in an aggregate principal amount of $725,000,000 (the “Third Facilities Increase”), consisting of (i) Incremental Term Loans in an aggregate principal amount of $700,000,000 and (ii) a Revolving Commitment Increase in an aggregate principal amount of $25,000,000; and

WHEREAS, the Borrower desires to make certain amendments to the Credit Agreement as more fully described herein, solely for the purposes of (i) implementing the terms and conditions of the Third Facilities Increase, and which amendments, except with respect to interest, fees, scheduled repayment dates and maturity, shall not be applied materially differently to the Third Facilities Increase and the existing Term Loan Facility, and (ii) with respect to the amendments set forth in Section 1(d) and Section 1(g) hereof, curing certain typographical errors, defects or inconsistencies in the Credit Agreement, which amendments shall not adversely affect the rights of any Lender or L/C Issuer; and

WHEREAS, the Borrower desires to acquire (the “K2 Acquisition”), directly or indirectly through K2 Merger Sub, Inc., a Delaware corporation and a newly formed, wholly-owned direct Subsidiary of the Borrower (“K2 Merger Sub”), all of the outstanding Stock of K2, Inc., a Delaware corporation (“K2”) pursuant to the terms and conditions of that certain Agreement and Plan of Merger, dated as of April 24, 2007, among the Borrower, K2 and K2 Merger Sub (the “K2 Acquisition Agreement”, and together with each other material transaction document or instrument entered into or delivered by the Borrower, one or more Subsidiaries of the Borrower, and any other party thereto, related to or in connection with the K2 Acquisition, the “K2 Acquisition Documents”) on the Effective Date (as defined below); and

WHEREAS, the Borrower represents and warrants that (i) the K2 Acquisition is a Permitted Acquisition under the Credit Agreement, (ii) the proceeds of the Incremental Term Loans made pursuant to the Third Facilities Increase will be used to finance the K2 Acquisition and to pay transaction costs, fees and expenses related thereto and (iii) the proceeds of Revolving Loans made pursuant to the Revolving Commitment Increase in connection with the Third Facilities Increase shall be used solely for working capital and other general corporate purposes; and

WHEREAS, pursuant to clause (y) of Section 10.01(a) (Amendments, Etc.) of the Credit Agreement, the consent of the Borrower, the Agents and the Incremental Lenders providing the Third Facilities Increase is required to effect the amendments set forth herein (other than the amendments set forth in Section 1(d) and Section 1(g) hereof); and

WHEREAS, pursuant to the second proviso to Section 10.01(a) (Amendments, Etc.) of the Credit Agreement, the Agents may, with the consent of the Borrower, effect the amendments set forth in Section 1(d) and Section 1(g) hereof to cure typographical errors, defects or inconsistencies in the Credit Agreement; and

WHEREAS, each Incremental Lender identified on the signature pages hereto and having a commitment as set forth on Schedule I hereto (collectively, the “Incremental Lenders”) and the Agents agree, subject to the limitations and conditions set forth herein, to amend or otherwise modify the Credit Agreement as set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Certain Amendments to the Credit Agreement. As of the Effective Date, and subject to the satisfaction of the conditions set forth in Section 2 (Conditions to Effectiveness) hereof:

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following definitions in such Section 1.01 in the appropriate place to preserve the alphabetical order of the definitions in such Section 1.01 (and, if applicable, the following definitions shall replace in their entirety existing definitions for the corresponding terms in such Section 1.01):

“Eighth Amendment” means that certain Amendment No. 8 to this Agreement, dated as of August 8, 2007, among the Borrower, the Agents and each Incremental Lender providing the Third Facilities Increase.

“Eighth Amendment Effective Date” means the date on which the Eighth Amendment shall have become effective in accordance with its terms.

“Term Loan B3” means each Term Loan made pursuant to the Third Facilities Increase.

“Third Facilities Increase” means that certain Facilities Increase effective on the Eighth Amendment Effective Date, providing for (i) Incremental Term Loans in an aggregate principal amount of $700,000,000 and (ii) a Revolving Commitment Increase in an aggregate principal amount of $25,000,000.

(b) Clause (a) of the defined term “Applicable Margin” in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of sub-clause (i); (ii) inserting the word “and” at the end of sub-clause (ii); and (iii) inserting a new sub-clause (iii) as follows:

(iii) with respect to the Segments of the Term Loan B3 maintained as (x) Base Rate Loans, a rate equal to 1.50% per annum and (y) Eurodollar Rate Loans, a rate equal to 2.50% per annum;

(c) Clause (i) of Section 2.06(b) (Optional Prepayment of the Term Loan) of the Credit Agreement is hereby amended by amending and restating the second sentence of such clause to read as follows: “Each such notice shall specify the date and amount of such prepayment, and the amount of such prepayment shall be applied pro rata to the Term Loan B1, the Term Loan B2 and the Term Loan B3, and thereafter to the Type(s) of Segment of each of the Term Loan B1, Term Loan B2 and Term Loan B3 in order of the maturity of such Segments.”

(d) Clause (ii) of Section 2.06(e) (Mandatory Prepayments) of the Credit Agreement is hereby amended by replacing the words “Subject to the proviso in Section 7.05(i) (Dispositions)” in the first sentence thereof with the words “Subject to the proviso in Section 7.05(j) (Dispositions)”.

(e) Section 2.08 (Repayment of Loans) of the Credit Agreement is hereby amended by inserting a new clause (f) as follows:

(f) the Term Loan B3 on the dates and in the amounts set forth below, subject to adjustments for prepayments made pursuant to Section 2.06 (Prepayments):

Date	Amount
September 30, 2007	$1,750,000
December 31, 2007	$1,750,000
March 31, 2008	$1,750,000
June 30, 2008	$1,750,000
September 30, 2008	$1,750,000
December 31, 2008	$1,750,000
March 31, 2009	$1,750,000
June 30, 2009	$1,750,000
September 30, 2009	$1,750,000
December 31, 2009	$1,750,000
March 31, 2010	$1,750,000
June 30, 2010	$1,750,000
September 30, 2010	$1,750,000
December 31, 2010	$1,750,000
March 31, 2011	$168,875,000
June 30, 2011	$168,875,000
September 30, 2011	$168,875,000
January 24, 2012	$168,875,000

provided, however, that the Borrower shall repay the entire unpaid principal amount of such Term Loans on the applicable Term Loan Maturity Date; and

(f) Clause (f) of Section 2.08 (Repayment of Loans) of the Credit Agreement is hereby amended by renaming such clause “(f)” as clause “(g)”.

(g) Section 7.05(j) (Dispositions) of the Credit Agreement is hereby amended by replacing each reference therein to “Section 2.06(e)(iii)” with a reference to “Section 2.06(e)(ii)”.

Section 2. Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a) Certain Documents. The Administrative Agent shall have received each of the following, dated as of the Effective Date (unless otherwise agreed to by the Agents), in form and substance satisfactory to Agents:

(i) this Amendment, duly executed by the Borrower, the Administrative Agent, the Syndication Agent and each Incremental Lender;

(ii) the Consent and Agreement in the form attached hereto as Exhibit A, executed by each of the Guarantors;

(iii) evidence reasonably satisfactory to the Administrative Agent that all existing Indebtedness of K2 has been repaid, other than any such Indebtedness that, following the consummation of the K2 Acquisition, is permitted pursuant to Section 7.03 (Indebtedness) of the Credit Agreement;

(iv) a copy of each K2 Acquisition Document certified as being complete and correct by a Responsible Officer of the Borrower;

(v) written commitments duly executed by the applicable Incremental Lenders in an aggregate amount equal to the amount of the Third Facilities Increase and, in the case of each Incremental Lender that is not an existing Lender prior to the date hereof, an assumption agreement in form and substance reasonable satisfactory to the Agents and the Borrower and duly executed by the Borrower, the Agents and such Incremental Lender;

(vi) certified copies of resolutions of the Board of Directors of each Loan Party approving the consummation of the Third Facilities Increase and the execution, delivery and performance of this Amendment and the other Loan Documents delivered in connection herewith;

(vii) a favorable opinion of Kane Kessler, P.C., counsel to the Loan Parties, in form and substance reasonably satisfactory to the Agents, addressed to the Agents and the Lenders and addressing such matters relating to this Amendment, the Third Facilities Increase and the K2 Acquisition as any Lender through the Administrative Agent may reasonably request; and

(viii) such additional documentation as the Agents or the Incremental Lenders may reasonably require prior to the execution and delivery of this Amendment to the Borrower by the Agents.

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Agents and the Incremental Lenders.

(c) Representations and Warranties; No Defaults. The Agents, for the benefit of the Agents and the Lenders, shall have received a certificate of a Responsible Officer of the Borrower certifying that both before and after giving effect to this Amendment:

(i) each of the representations and warranties set forth in Article V (Representations and Warranties) of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date; provided, however, that references therein to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment; and

(ii) no Default or Event of Default shall have occurred and be continuing, either on the date hereof or on the Effective Date.

(d) Fee and Expenses Paid. As provided in Section 4.04(b) (Fee and Expenses Paid) of the Credit Agreement, the Borrower shall have paid to the Administrative Agent, for the account of the Agents and each Incremental Lender signatory hereto, as applicable, all fees and expenses (including Attorney Costs) due and payable on or before the Effective Date (including all such fees described in any Agent/Arranger Fee Letter or other similar fee arrangement among the Borrower and any Agent or Incremental Lender signatory hereto).

Section 3. Certain Covenants and Agreements.

(a) Certain Post-Closing Covenants. The Borrower hereby covenants and agrees that, promptly after the Effective Date, and in no event more than sixty (60) days after the consummation of the K2 Acquisition (or such later date as the Administrative Agent may agree), the Borrower shall deliver to the Administrative Agent a favorable opinion of Kane Kessler, P.C., counsel to the Loan Parties and/or such other legal counsel to the Loan Parties reasonably satisfactory to the Agents, in form and substance reasonably satisfactory to the Agents, addressed to the Agents and the Lenders and addressing such matters as the Agents may request pursuant to Section 6.14 (New Subsidiaries and Pledgors) of the Credit Agreement.

(b) Further Assurances. The Borrower hereby covenants and agrees that after giving effect to this Amendment, the Borrower and its Subsidiaries shall take such other actions and deliver such documents, at their sole cost and expense, as requested by the Administrative Agent, and the Borrower shall otherwise comply in all respects with Section 6.20 (Further Assurances) of the Credit Agreement in accordance with the terms thereof.

Section 4. Representations and Warranties. The Borrower, on behalf of itself and the other Loan Parties, hereby represents and warrants to the Agents and each Lender as follows:

(a) the execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all requisite corporate or other action on the part of such Loan Party and will not violate any of the certificates of incorporation or by-laws (or equivalent Constituent Documents) of such Loan Party;

(b) this Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Credit Agreement as amended or otherwise modified hereby constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and other similar Laws relating to or affecting creditors’ rights generally and by the application of general equitable principles (whether considered in proceedings at Law or in equity);

(c) provided that the requirements of clause (vii) of the definition of “Permitted Acquisition” found in Section 1.01 (Defined Terms) of the Credit Agreement are satisfied in a timely manner, the K2 Acquisition is a Permitted Acquisition under the Credit Agreement; and

(d) (i) the proceeds of the Incremental Term Loans made pursuant to the Third Facilities Increase will be used to finance the K2 Acquisition and to pay transaction costs, fees and expenses related thereto and (iii) the proceeds of Revolving Loans made pursuant to the Revolving Commitment Increase in connection with the Third Facilities Increase shall be used solely for working capital and other general corporate purposes.

Section 5. Reference to and Effect on the Loan Documents.

(a) As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement or such other Loan Document as amended by this Amendment.

(b) Except to the extent amended hereby, the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of any Agent, any Lender or any L/C Issuer under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document.

(d) The Borrower hereby confirms that the security interests and Liens granted pursuant to the Loan Documents continue to secure the Obligations and that such security interests and Liens remain in full force and effect.

Section 6. Costs and Expenses. As provided in Section 10.04 (Attorney Costs, Expenses and Taxes) of the Credit Agreement, the Borrower agrees to reimburse the Agents for all reasonable fees, costs and out-of-pocket expenses due and payable by the Borrower pursuant to the Loan Documents, including such costs and expenses (including Attorney Costs) for advice, assistance, or other representation in connection with the preparation, execution and delivery of this Amendment.

Section 7. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Section 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 9. Severability. The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

Section 11. Waiver of Jury Trial. Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.

JARDEN CORPORATION, as Borrower

By:	/s/ John E. Capps
Name: John E. Capps Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 8 TO JARDEN CREDIT AMENDMENT]

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent and a Lender under the Credit Agreement

By:	/s/ William J. Hughes
Name: William J. Hughes Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 8 TO JARDEN CREDIT AMENDMENT]

CITICORP USA, INC., as Syndication Agent

By:	/s/ Jeffrey A. Neikirk
Name: Jeffrey A. Neikirk Title: Managing Director, Citi-Group, Atlanta

[SIGNATURE PAGE TO AMENDMENT NO. 8 TO JARDEN CREDIT AMENDMENT]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender under the Credit Agreement

By:	/s/ Scottey D. Lindsey
Name: Scottey D. Lindsey Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 8 TO JARDEN CREDIT AMENDMENT]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender under the Credit Agreement

By:	/s/ Albert Fischetti
Name: Albert Fischetti Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 8 TO JARDEN CREDIT AMENDMENT]

EXHIBIT A

CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY

Each of the undersigned Guarantors hereby consents to the terms of the foregoing Amendment and agrees that the terms of the Amendment shall not affect in any way its obligations and liabilities under any Loan Document (as such Loan Documents are amended or otherwise expressly modified by the Amendment), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended or otherwise expressly modified by the Amendment). The Guarantors hereby confirm that the security interests and Liens granted pursuant to the Loan Documents continue to secure the Obligations including the Local Credit Facility Obligations and that such security interests and Liens remain in full force and effect.

ALLTRISTA PLASTICS CORPORATION

AMERICAN HOUSEHOLD, INC.

AUSTRALIAN COLEMAN, INC.

BICYCLE HOLDING, INC.

BRK BRANDS, INC.

CC OUTLET, INC.

COLEMAN INTERNATIONAL HOLDINGS, LLC

COLEMAN WORLDWIDE CORPORATION

FIRST ALERT, INC.

FISHING SPIRIT, INC.

HEARTHMARK, LLC

HOLMES MOTOR CORPORATION

JARDEN ACQUISITION I, INC.

JARDEN ZINC PRODUCTS, INC.

KANSAS ACQUISITION CORP.

L.A. SERVICES, INC.

LASER ACQUISITION CORP.

LEHIGH CONSUMER PRODUCTS CORPORATION

LOEW-CORNELL, INC.

NIPPON COLEMAN, INC.

OUTDOOR TECHNOLOGIES CORPORATION

PINE MOUNTAIN CORPORATION

PURE FISHING, INC.

QUOIN, LLC

SI II, INC.

SUNBEAM AMERICAS HOLDINGS, LLC

SUNBEAM PRODUCTS, INC.

THE COLEMAN COMPANY, INC.

THE UNITED STATES PLAYING CARD COMPANY

USPC HOLDING, INC.

By:
Name: John E. Capps Title: Vice President

SCHEDULE I

TO

AMENDMENT NO. 8 TO CREDIT AGREEMENT

COMMITMENTS PURSUANT TO THIRD FACILITIES INCREASE

Incremental Lender	Term Loan B3 Commitment	Revolving Commitment Increase
Lehman Commercial Paper Inc.	$700,000,000	$0
Deutsche Bank Trust Company Americas	$0	$25,000,000

TOTAL	$700,000,000	$25,000,000